                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  November 20, 1997
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                         36-1208070
                  ------                         ----------
          (Commission File Number)    (IRS Employer Identification Number)



500 West Monroe Street, Chicago, Illinois                 60661
-----------------------------------------                 -----
(Address of principal executive offices)                (Zip Code)



                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5.     OTHER EVENTS
------      ------------

On November 20, 1997, Heller Financial, Inc. ("Registrant") commenced an offering from time to time under the Registration Statement on Form S-3 No. 333-38545 (the "Registration Statement") and pursuant to a Prospectus Supplement dated November 17, 1997 of up to $2,500,000,000 of Medium Term Notes, Series H, due from 9 months to 30 years from the date of issue.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
------     ---------------------------------

(c)  Exhibits

1 Distribution Agreement dated as of November 17, 1997 between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BancAmerica Robertson Stephens, Chase Securities Inc., Citicorp Securities, Inc., Credit Suisse First Boston Corporation, First Chicago Capital Markets, Inc., Goldman, Sachs & Co., Lehman Brothers Inc., J.P. Morgan Securities Inc. and UBS Securities, Inc.

4(a) Second Supplemental Indenture for Senior Securities dated November 17, 1997 between the Registrant and State Street Bank and Trust Company, as Trustee under an Indenture dated September 1, 1995

4(b) Form of Medium-Term Note, Series H (Fixed Rate) due from 9 months to 30 years from date of issue

4(c) Form of Medium-Term Note, Series H (Fixed Rate/Currency Indexed) due from 9 months to 30 years from date of issue

4(d) Form of Medium-Term Note, Series H (Floating Rate) due from 9 months to 30 years from date of issue

4(e) Form of Medium-Term Note, Series H (Floating Rate/Currency Indexed) due from 9 months to 30 years from date of issue

8    Opinion of Katten Muchin & Zavis

23   Consent of Katten Muchin & Zavis (included in Exhibit 8)

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 20, 1997
       -----------------

                              HELLER FINANCIAL, INC.


                              By:    /s/ Lauralee E. Martin
                                     -------------------------------
                                     Lauralee E. Martin
                              Title: Executive Vice President and
                                     Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit                                                                                               Sequentially
Number                                                                                               Numbered Pages
------                                                                                               --------------
1          Distribution Agreement dated as of November 17, 1997 between Registrant and                        5-70
           Merrill Lynch, Pierce, Fenner & Smith Incorporated, BancAmerica Robertson
           Stephens, Chase Securities Inc., Citicorp Securities, Inc., Credit Suisse First
           Boston Corporation, First Chicago Capital Markets, Inc., Goldman, Sachs & Co.,
           Lehman Brothers Inc., J.P. Morgan Securities Inc. and UBS Securities, Inc.

4(a)       Second Supplemental Indenture dated November 17, 1997 to Indenture dated                          71-74
           September 1, 1995 between the Company and State Street Bank and Trust Company

4(b)       Form of Medium-Term Note, Series H (Fixed Rate) due from 9 months to 30 years                     75-87
           from date of issue

4(c)       Form of Medium-Term Note, Series H (Fixed Rate/Currency Indexed) due from 9                      88-102
           months to 30 years from date of issue

4(d)       Form of Medium-Term Note, Series H (Floating Rate) due from 9 months to 30 years                103-127
           from date of issue

4(e)       Form of Medium-Term Note, Series H (Floating Rate/Currency Indexed) due from 9                  128-154
           months to 30 years from date of issue

8          Opinion of Katten Muchin & Zavis                                                                    155

23         Consent of Katten Muchin & Zavis (included in Exhibit 8)

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